Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Columbia Bancorp:

         We consent to the use of our report incorporation herein by reference.

                                           /s/  KPMG Peat Marwick LLP
                                               KPMG Peat Marwick LLP

Baltimore, Maryland
July 29, 1997